Waterhouse Investors
Cash Management Funds

Table of Contents


A PROFILE OF THE PORTFOLIOS .................................................  4

Who May Want to Invest ......................................................  4

Investment Objectives of Each Portfolio .....................................  4

Benefits and Features to
  Waterhouse Securities Customers ...........................................  4

Expenses ....................................................................  4

FINANCIAL HIGHLIGHTS ........................................................  5

THE PORTFOLIOS IN DETAIL ....................................................  5

Matching Your Investment Needs to the Portfolios ............................  5

Investment Policies and Restrictions ........................................  6

Pricing Your Shares .........................................................  9

Performance .................................................................  9

OPERATING EXPENSES AND FEES ................................................. 10

Management and Related Expenses ............................................. 10

Shareholder Servicing ....................................................... 10

Administration .............................................................. 11

Distribution ................................................................ 11

Transfer Agent and Custodian ................................................ 11

Other Expenses .............................................................. 11

YOUR ACCOUNT ................................................................ 12

Opening a Waterhouse Securities Brokerage Account ........................... 12

How to Buy Shares ........................................................... 12

How to Sell Shares .......................................................... 12


How to Exchange Portfolios .................................................. 13

Dividends ................................................................... 13

Telephone Transactions ...................................................... 13

Small Accounts .............................................................. 14

Shareholder Inquiries ....................................................... 14

OTHER INFORMATION ........................................................... 14

General Information About the Fund .......................................... 14

Statements and Reports to Shareholders ...................................... 14

Taxes ....................................................................... 14

APPENDIX .................................................................... 16

Waterhouse Investors Cash Management Funds
Prospectus
December 18, 1997

This Prospectus describes the Waterhouse Investors Cash Management Funds, three no-load money market portfolios (each a "Portfolio" and collectively the "Portfolios") designed for investors who seek current income consistent with the preservation of capital, liquidity and a stable price of $1.00 per share:
Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio. Each Portfolio is a diversified investment portfolio of The Waterhouse Investors Family of Funds, Inc. (the "Company"), an open-end, diversified management investment company known as a mutual fund. Each Portfolio invests in high quality money market instruments and offers you the benefits of automatic daily sweep of free credit balances and, when linked to a Waterhouse Investors Money Management Account, checkwriting and an ATM/VISA Check Card for easy access to your money.

This Prospectus contains information about the Portfolios which a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information relating to the Portfolios dated December 18, 1997 (the "SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI is available upon request and without charge by writing Waterhouse Securities, Inc., 100 Wall Street, New York, New York 10005, or by calling 1-800-934-4410.

An investment in a Portfolio is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that any Portfolio will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND

EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Portfolios' official sales literature in connection with the offer of the Portfolios' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

A PROFILE OF THE PORTFOLIOS

Who May Want to Invest

Each of the Portfolios - the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is a no-load money market portfolio designed for investors who would like to earn income at current money market rates in a liquid investment that preserves capital. Because of their emphasis on liquidity and preservation of capital, each Portfolio may be used as a high quality money market investment for an investor's short-term cash requirements.

Investment Objectives of Each Portfolio

Each of the Portfolios seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities in pursuit of its objective. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors federally tax-exempt income by investing primarily in municipal securities. The rates of income each Portfolio earns will vary from day to day and generally reflect short-term interest rates. See "The Portfolios in Detail - Investment Policies and Restrictions." There can be no assurance that any Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Benefits and Features to Waterhouse Securities Customers

If you are a customer of Waterhouse Securities, Inc. ("Waterhouse Securities"), you will enjoy the benefits of having free credit balances in your Waterhouse Securities brokerage account swept daily into the Portfolio that you choose as your sweep portfolio. In addition, if you set up your account as a Waterhouse Investors Money Management Account, you will have access to money in your sweep account 24 hours-a-day, seven days-a-week simply by writing a check or by using your ATM/VISA Check Card. All of your activity in the Portfolios will be consolidated on your Waterhouse Securities brokerage account statement to make your recordkeeping easy. See "Your Account."


An ATM/VISA Check Card cash withdrawal from a customer's Waterhouse Investors Money Management Account may result in the automatic redemption of Portfolio shares. For a discussion of these withdrawals, see "Your Account - How To Sell Shares - Automatic Sweep Redemptions."

Expenses

                                                       Money Market    U.S. Government    Municipal
                                                        Portfolio         Portfolio       Portfolio
                                                        ---------         ---------       ---------

Shareholder Transaction Expenses                           None              None            None
Annual Operating Expenses (as a percentage
  of average daily net assets)(1)
  Management Fees (after fee waivers and/or
  expense reimbursements)(2)                               .35%              .35%            .25%
  Shareholder Servicing Fees (after
  fee waivers and/or expense reimbursements)(3)            .12%              .10%            .11%
  12b-1 Fees                                               None              None            None
  Other Expenses                                           .36%              .36%            .38%
Total Portfolio Operating Expenses (after fee waivers
  and/or expense reimbursements)(4)                        .83%              .81%            .74%


(1) For a further description of the various expenses incurred in the operation of the Portfolios, see "Operating Expenses and Fees." Expenses for each Portfolio are based on amounts incurred during the Portfolios' most recent fiscal year ended October 31, 1997.

(2) The annual investment management fee for each Portfolio is payable to ("the Investment Manager") on a graduated basis of .35% of the first $1 billion of average daily net assets of each Portfolio, .34% of the next $1 billion, and .33% of average daily net assets over $2 billion. The Investment Manager has agreed to waive a portion of the annual investment management fee for the Municipal Portfolio through October 15, 1998 to limit management fees to .25% of average net assets. Absent this fee waiver, Management Fees for that Portfolio would have been .35%.

(3) The Shareholder Servicing Fee is payable pursuant to a Shareholder Servicing Plan adopted by the Company's Board of Directors. Absent fee waivers, Shareholder Servicing Fees for the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio would have been .20%, .17% and .11%, respectively, of each Portfolio's average daily net assets (the "Current Servicing Rates"), which were the rates established by the Board of Directors under the Shareholder Servicing Plan through October 15, 1998. After that date, the fee payable under the Shareholder Servicing Plan is .25% of average daily net assets. Shareholder Servicing Fees may be reduced by the Company or waived by servicing agents; however, such fee reductions or waivers may be reduced or eliminated at any time.

     Pursuant to a Shareholder Servicing Agreement, Waterhouse Securities has agreed to provide shareholder services for each Portfolio on a continuing basis in exchange for such fees. In addition, the Company may enter into similar agreements with other service providers.

(4) Absent fee waivers or expense reimbursements by the Investment Manager and its affiliates (and based on the Current Servicing Rates), Total Portfolio Operating Expenses for the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio would have been .91%, .88% and .84%, respectively.

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Example

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

Portfolio            1 year    3 years    5 years    10 years
---------            ------    -------    -------    --------
Money Market            $8       $26        $46        $103
U.S. Government         $8       $26        $45        $100
Municipal               $8       $24        $41         $92

The purpose of the preceding table is to assist you in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the SEC. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio. Securities dealers and other financial service firms, other than Waterhouse Securities, may independently charge shareholders additional fees. See "Operating Expenses and Fees."

FINANCIAL HIGHLIGHTS

The table that follows is included in the Company's Annual Report, which can be obtained by calling Customer Service at (800) 934-4410.

Presented below is per share operating performance data, ratios to average net assets, total investment return and other supplemental data for the period indicated. This information has been derived from each Portfolio's financial statements and was audited by Ernst & Young LLP, independent auditors. The financial statements and independent auditors' report thereon are incorporated by reference into the SAI.


                                                Money Market Portfolio       U.S. Government Portfolio        Municipal Portfolio
                                                ----------------------       -------------------------        -------------------

                                               Year ended   Period Ended     Year Ended    Period Ended    Year Ended   Period Ended
                                               October 31,   October 31,     October 31,    October 31,    October 31,   October 31,
                                                  1997          1996*           1997           1996*          1997          1996*
                                                  ----          -----           ----           -----          ----          -----
Per Share Operating Performance

Net asset value, beginning of period             $1.000         $1.000         $1.000         $1.000         $1.000        $1.000
Net investment income                             0.048          0.041          0.047          0.041          0.030         0.026
Distributions from net investment income         (0.048)        (0.041)        (0.047)        (0.041)        (0.030)       (0.026)
Net asset value, end of period                   $1.000         $1.000         $1.000         $1.000         $1.000        $1.000
                                                 ------         ------         ------         ------         ------        ------

Ratios

   Ratio of net expenses to average
   net assets**                                   0.83%         0.79% (A)       0.81%         0.73% (A)       0.74%        0.62% (A)

   Ratio of net investment income
   to average net assets**                        4.79%         4.64% (A)       4.69%         4.64% (A)       2.97%        2.90% (A)

   Decrease reflected in above net expense
   ratio due to waivers and/or reimbursements
   by the Investment Manager and its affiliates   0.08%         0.13% (A)       0.07%         0.18% (A)       0.10%        0.23% (A)

Supplemental Data

   Total investment return (B)                    4.89%         4.82% (A)       4.79%         4.82% (A)       3.01%        3.05% (A)

   Net assets, end of period             $1,787,786,777    $1,342,610,086  $402,685,311    $371,046,770  $265,623,696   $226,253,394
                                         --------------    --------------  ------------    ------------  ------------   ------------


*    The Portfolio commenced operations on December 20, 1995.

** The average net assets for the periods ended October 31, 1997 and October 31, 1996 for each Portfolio were, respectively, $1,592,722,254 and $1,104,558,438 for the Money Market Portfolio; $398,635,777 and $293,708,330 for the U.S. Government Portfolio; and $252,444,536 and $196,592,413 for the Municipal Portfolio.

(A)  Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.


THE PORTFOLIOS IN DETAIL

Matching Your Investment Needs to the Portfolios

The Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are each no-load money market mutual funds. Each Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital. The Portfolios are managed by investment professionals who purchase only high quality, short-term money market securities that they believe present minimal credit risk. Each Portfolio invests only in U.S. dollar denominated instruments that have a remaining maturity of 397 calendar day or less (as calculated under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Investment Company Act")) and maintains a dollar-weighted average portfolio maturity of 90 days or less.

Each Portfolio invests in money market securities of different types. The Money Market Portfolio has the flexibility to invest broadly in U.S. dollar-denominated securities of domestic and foreign issuers. The U.S. Government Portfolio offers an added measure of safety and invests exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors federally tax-exempt income by investing primarily in municipal securities. Each Portfolio may invest in the types of securities described below under "Investment Policies and Restrictions." The rates of income will vary from day to day and generally reflect current short-term interest rates.

While no one Portfolio is a substitute for building a balanced investment plan tailored to your investment needs, each Portfolio can be a high quality liquid money market investment for your brokerage account cash when it is not invested in other securities. You can set up your account so that free credit balances in your Waterhouse Securities brokerage account will be automatically swept daily into the Portfolio you have chosen as your sweep vehicle. If you set up your Waterhouse Securities brokerage account as a Waterhouse Investors Money Management Account, you will have access to your money 24 hours-a-day, seven days-a-week through checkwriting or by using your ATM/VISA Check Card.

Although the Portfolios are managed to avoid fluctuations of principal and maintain a stable share price of $1.00 per share, there is no guarantee that a Portfolio will achieve its investment objective or maintain a price of $1.00 per share.

None of the Portfolios, including the U.S. Government Portfolio, is guaranteed by the U.S. government. In addition, the Municipal Portfolio would not be an appropriate investment for retirement plans such as IRA or Keogh accounts, as income earned by such plans is tax-deferred until withdrawal, and amounts withdrawn are taxable as ordinary income. Therefore, such plans would receive no incremental tax benefit by investing in the Municipal Portfolio.

Investment Policies and Restrictions

The following is an abbreviated discussion of the investment policies and restrictions of each Portfolio. A more detailed listing of each Portfolio's policies and restrictions and more detailed information about a Portfolio's investments are contained in the appendix to this Prospectus which discusses certain types of investments (the "Appendix") and in the SAI.

Money Market Portfolio. The Money Market Portfolio pursues its objective by investing in high quality U.S. dollar-denominated money market instruments with remaining maturities of 397 calendar days or less, consisting of the securities described below and in the section of this Prospectus entitled "All Portfolios":

1. Certificates of deposit and time deposits of domestic banks (including their foreign branches), domestic savings and loan associations, United States branches and foreign branches of foreign banks, and bankers' acceptances of each of such entities other than domestic savings and loan associations.

2. Commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex - Ratings of Investments" in the SAI.

3. Obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities.

4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed in the Appendix and in the SAI.

In addition, the Money Market Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act ("Rule 2a-7"). These diversification requirements prohibit the Money Market Portfolio from investing more than 5% of its total assets in the securities of any one issuer, except in limited circumstances permitted by such Rule. In addition, the Portfolio may not invest more than 5% of its total assets in securities which have not been rated (or deemed comparable to securities rated) in the highest rating category by an NRSRO, with investment in such "second tier securities" of any one issuer being limited to the greater of 1% of the Portfolio's total assets or $1 million. These issuer diversification restrictions do not apply to securities issued by the U.S. government and its agencies. The applicable quality requirements are described below under "All Portfolios."

To the extent the Money Market Portfolio purchases Eurodollar certificates of deposit issued by foreign branches of U.S. banks or by foreign banks, commercial paper issued by foreign branches of U.S. banks or by foreign banks, or commercial paper issued by foreign entities, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes which would reduce the yield on such investments to the Portfolio.

The Money Market Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws. In addition, the Money Market Portfolio may invest in other securities that are not registered under the Securities Act of 1933 but that may be resold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). See "All Portfolios" for additional information about Rule 144A Securities. For more information about Section 4(2) paper and Rule 144A Securities, see the Appendix.

U.S. Government Portfolio. The U.S. Government Portfolio pursues its objective by investing exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to such obligations ("Government Securities"). A U.S. government guarantee of the securities owned by the U.S. Government Portfolio, however, does not guarantee the net asset value of the Portfolio's shares. See "The Portfolio in Detail - Pricing Your Shares." All securities purchased must have a remaining maturity of 397 calendar days or less. The Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7, which are described below under "All Portfolios." For more information about Government Securities and investments made by the U.S. Government Portfolio, see "All Portfolios" and the Appendix.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Banks, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Municipal Portfolio. The Municipal Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with preservation of capital and liquidity. The Portfolio pursues its objective primarily by investing in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. It is a fundamental policy of the Municipal Portfolio that normally no less than 80% of its total assets will be invested in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"), the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability.

Dividends representing net interest income received by the Municipal Portfolio on Municipal Securities will be exempt from federal income tax when distributed to the Portfolio's shareholders, except to the extent that they are subject to alternative minimum tax. Such dividend income may be subject to state and local taxes. See "Other Information - Taxes - Municipal Portfolio." The Portfolio's assets will consist of Municipal Securities, temporary investments as described below, and cash.

The Municipal Portfolio will invest only in Municipal Securities which at the time of purchase: (a) are rated within the two highest ratings by an NRSRO for Municipal Securities, short-term Municipal Securities or municipal commercial paper; (b) are guaranteed or insured by the U.S. government as to the payment of principal and interest; (c) are fully collateralized by an escrow of Government Securities acceptable to the Investment Manager; or (d) are unrated, if determined by the Investment Manager to be at least equal in quality to one or more of the above ratings in accordance with the requirements of Rule 2a-7. In addition, the Portfolio limits its investments to securities that meet the applicable quality and diversification requirements of Rule 2a-7, which are described below under "All Portfolios." For a description of the ratings issued by Moody's and S&P, see "Annex - Ratings of Investments" in the SAI.

Municipal Securities are generally classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. For more information about Municipal Securities, see the Appendix and the SAI.

The Municipal Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided pro rata interest in each Municipal Security equal to the Portfolio's percentage ownership interest in the Certificate of Participation. For more information about Certificates of Participation, see the Appendix.

The Municipal Portfolio may purchase Municipal Securities which provide for the right to resell them to an issuer, bank or dealer at an agreed-upon price or yield within a specified period prior to the maturity date of such securities subject to the requirements of Rule 2a-7. Such a right to resell is referred to as a "Standby Commitment." For more information about Standby Commitments, see the Appendix.

In seeking to achieve its investment objective, the Municipal Portfolio may invest all or any part of its assets in Municipal Securities that are Industrial Development Bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Investment Manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated. For a description of Industrial Development Bonds, see the Appendix.

The Municipal Portfolio may invest in Municipal Lease Obligations and participation interests therein. The Portfolio may also purchase Tender Option Bonds. To the extent such securities may be considered "conduit securities," as defined in Rule 2a-7, such securities will also be subject to the limitations of Rule 2a-7 applied to conduit securities, as discussed more fully below. For a description of each of these types of investments, see the Appendix.

The Municipal Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments which include the types of money market instruments listed under "Money Market Portfolio" above. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities, it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes. See "Your Account-Dividends" and "Other Information-Taxes."

All Portfolios. Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "Eligible Securities" as defined in Rule 2a-7. Generally, "Eligible Securities" under Rule 2a-7 include only securities that are rated in the top two rating categories by the required number of NRSROs (two or, if only one such NRSRO has rated the security, that one organization) or if unrated, are deemed to be of comparable quality. For a description of the ratings for Eligible Securities issued by Moody's and S&P, see "Annex - Ratings of Investments" in the SAI.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

It is a fundamental policy of all Portfolios that, with respect to 75% of its assets, a Portfolio may not invest in the securities of any one issuer, other than Government Securities, if as a result, more than 5% of its total assets would be invested in securities of that issuer or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. Rule 2a-7 imposes additional diversification requirements on the Portfolios. As a matter of operating policy, as to 100% of their assets, none of the Money Market Portfolio, the U.S. Government Portfolio or the Municipal Portfolio will invest more than 5% of its total assets in the securities of any one issuer, other than Government Securities and certain demand features permitted by Rule 2a-7, provided that a Portfolio may invest up to 25% of its total assets in "first tier securities" of a single issuer for up to three business days. See the SAI. In addition, the diversification requirements of Rule 2a-7 limit the ability of the Municipal Portfolio to invest in certain "conduit securities," as defined in Rule 2a-7 that are "second tier securities." Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity. The Municipal Portfolio's investment in "second tier" conduit securities, which may include certain Industrial Development Bonds, is limited to 5% of the Portfolio's total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio's total assets.

A Portfolio may borrow from banks and engage in reverse repurchase agreements. However, as a matter of fundamental policy, a Portfolio may not borrow money except as a temporary measure for defensive or emergency purposes, and then (together with any reverse repurchase agreements) only in an amount up to 33 1/3% of the value of its total assets less liabilities (other than borrowings), in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding. In addition, as a matter of fundamental policy, no Portfolio will lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements. For more information on reverse repurchase agreements and loans of portfolio securities, see the Appendix and the SAI.

A Portfolio will not purchase or hold illiquid securities, including time deposits and repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice if, as a result thereof, more than 10% of such Portfolio's net assets would be invested in such securities. If otherwise consistent with its investment objective and policies, each Portfolio may purchase securities that are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A thereunder. Rule 144A Securities and
Section 4(2) paper will not be considered to be illiquid so long as the Investment Manager, acting under guidelines adopted by the Board of Directors, determines that an adequate trading market exists for the security. For more information on illiquid securities, see the SAI.

Each Portfolio may purchase securities issued by other investment companies, consistent with the Portfolio's investment objectives and policies. It is currently anticipated that such investments will be made solely in other no-load money market funds. For more information, see the Appendix and the SAI.

Each Portfolio may invest in instruments having rates of interest that are adjusted periodically ("Variable Rate Obligations") or which "float" continuously ("Floating Rate Obligations") according to formulae intended to minimize fluctuation in values of the instruments. For information on Variable and Floating Rate Obligations see the Appendix and the SAI. Rule 2a-7 sets forth certain requirements for determining the maturity of Variable and Floating Rate Obligations, with which each Portfolio will comply.

Each Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. For more information about when-issued or delayed delivery basis securities, see the Appendix.

Each Portfolio, other than the Municipal Portfolio, may purchase certain Stripped Government Securities. For a discussion of Stripped Government Securities, see the Appendix.

Each Portfolio may also invest in Zero Coupon Bonds, a description of which appears in the Appendix.

Each Portfolio, other than the Municipal Portfolio, may trade in certain Asset-Backed Securities, which include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The U.S. Government Portfolio will not invest in any Asset-Backed Securities which are not Government Securities. For a discussion of Asset-Backed Securities, see the Appendix.

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Fundamental Investment Objectives, Policies and Restrictions. The investment objective of each Portfolio is fundamental. The Company has also adopted for each Portfolio certain fundamental investment restrictions and policies which are identified above and others which are set forth in the SAI. Such fundamental investment objectives, restrictions and policies cannot be changed without approval by holders of a "majority of the outstanding voting securities" of such Portfolio, as defined in the SAI.

Pricing Your Shares

The price of each Portfolio's shares on any given day is its net asset value ("NAV"). The Company normally calculates the NAV of each Portfolio as of 12:00 noon and 4:00 p.m. (Eastern time) each day that the New York Stock Exchange ("NYSE") and the bank which serves as the custodian of each Portfolio's assets (the "Custodian") are open (a "Business Day"). The NAV per share for a Portfolio is calculated by subtracting the Portfolio's liabilities from its total assets and then dividing the remainder by the total number of its shares outstanding. Each Portfolio's shares are sold at the NAV next determined after an order and payment are received in the manner described under "Your Account." Each Portfolio seeks to maintain its NAV at $1.00 per share.

Like most money market funds, the Company values the securities owned by each Portfolio at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Company's Board of Directors has adopted procedures pursuant to which the NAV of each Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolios. Additional information regarding such procedures is contained in the SAI.

Performance

From time to time, each Portfolio may advertise several types of performance information. These are "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." Each of these figures will be based upon historical earnings and is not representative of the future performance of a Portfolio. The yield of a Portfolio refers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period (which period will be stated in any such advertisement). This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be reinvested weekly when annualized. The effective yield will be slightly higher than the yield due to the compounding effect of this assumed reinvestment. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Municipal Portfolio's yield for an investor in a stated federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the yield on the portion of the Municipal Portfolio that is tax-exempt. Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.

The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets. A Portfolio's performance also may be compared to other money market funds rated by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. Investors may want to compare a Portfolio's performance to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that publishes each week average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. The performance of a Portfolio also may be compared to that of United States Treasury Bills and Notes, the consumer price index, the S&P 500 Index(TM), and various other investment indices.

Each Portfolio's yield will fluctuate. Shares of the Portfolio are not insured against reduction in NAV. Additional information concerning the calculation of a Portfolio's performance appears in the SAI.

OPERATING EXPENSES AND FEES

Management and Related Expenses

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law. Professional investment supervision is provided by the Investment Manager, Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005. Pursuant to the Investment Management Agreement, the Investment Manager acts as the investment manager for each Portfolio and manages its investments. Subject to the general supervision of the Company's Board of Directors and in accordance with each Portfolio's investment policies, the Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to .35 of 1% of the first $1 billion of average daily net assets of each Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets of each Portfolio over $2 billion. The Investment Manager has agreed to waive a portion of its fee payable by the Municipal Portfolio through October 15, 1998, so that the actual fee payable annually by such Portfolio during such period will be equal to .25 of 1% of its average daily net assets.

In order to increase the yield to investors, the Investment Manager and its affiliates may voluntarily, from time to time, waive or reduce its (or their) fees on assets held by each of the Portfolios, which would have the effect of lowering that Portfolio's overall expense ratio and increasing yield to investors during the time such fees are waived or reduced, as the case may be. Fee waivers or reductions, other than those required by the terms of the Investment Management Agreement or otherwise described in this Prospectus, may be rescinded at any time without further notice to investors.


The Investment Manager is a wholly owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), which is in turn a wholly owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. In addition to the Portfolios, the Investment Manager also currently serves as investment manager to the Bank and as of September 30, 1997, had total assets under management in excess of $3.9 billion. TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada.

Shareholder Servicing

The Company's Shareholder Servicing Plan ("Servicing Plan") permits each Portfolio to pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Company
("Servicing Agents") for shareholder support services that they provide. Payments under the Servicing Plan are calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25 of 1% of the average daily net assets of each Portfolio. The Company's Board has determined to limit the annual fee payable through October 15, 1998 under the Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

Pursuant to a Shareholder Services Agreement between the Company and Waterhouse Securities, Waterhouse Securities has agreed to become a Servicing Agent with respect to each Portfolio and to be compensated in accordance with the fees set forth above. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Portfolios, to act as Servicing Agents and to perform support services with respect to such clients.

The Company may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the various shareholder services agreements. See the SAI for more details on the Servicing Plan and the Shareholder Services Agreement between the Company and Waterhouse Securities.


Administration

Pursuant to an Administration Agreement with the Company, Waterhouse Securities, as administrator, provides administrative services to each of the Portfolios. Administrative services furnished by Waterhouse Securities include, among others, maintaining and preserving the records of the Company, including financial and corporate records, computing NAV, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. Waterhouse Securities is an affiliate of the Investment Manager. For its services as administrator, Waterhouse Securities receives from each Portfolio an annual fee, payable monthly, of .10 of 1% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

Waterhouse Securities has entered into a Subadministration Agreement with Funds Distributor, Inc., ("FDI"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, pursuant to which FDI performs certain of the foregoing administrative services for the Portfolios. Under this Agreement, Waterhouse Securities pays FDI's fees for providing such services. In addition, Waterhouse Securities may enter into subadministration agreements with other persons to perform such services from time to time.


Distribution

The distributor of the shares of each Portfolio is FDI, which has the exclusive right to distribute shares of the Portfolios pursuant to a Distribution Agreement between the Company and FDI. FDI may enter into dealer or selling agency agreements with affiliates of the Investment Manager and Waterhouse Securities and other firms for the sale of Portfolio shares. FDI has entered into such a selling agency agreement with Waterhouse Securities. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Portfolios.

Transfer Agent and Custodian

The Bank (also referred to as the "Transfer Agent") serves as transfer agent and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of .20 of

1% of the Portfolio's average daily net assets.

The Transfer Agent has entered into a Sub-Transfer Agency and Dividend Disbursing Agency Agreement with National Investor Services Corp. ("NISC"), an affiliate of the Investment Manager, pursuant to which it performs certain of the foregoing transfer agency and dividend disbursing agency services. Under this agreement, the Transfer Agent will compensate the Sub-Transfer and Dividend Disbursing Agent for providing such services. In addition, the Transfer Agent may enter into sub-transfer agency and dividend disbursing agency agreements with other persons to perform such services from time to time.

The Bank of New York serves as the custodian of the assets of each of the Portfolios.

Other Expenses

The Portfolios also pay other expenses that are not assumed by third parties, such as expenses relating to preparing, printing and mailing prospectuses, proxy materials and other information to existing shareholders, blue sky servicing fees, pricing services, legal, audit and custodian fees. The Portfolios' expenses generally are allocated among the

Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

YOUR ACCOUNT

You may invest in the Portfolios through your Waterhouse Securities brokerage account.

Opening a Waterhouse Securities Brokerage Account

You may open a Waterhouse Securities brokerage account by calling or visiting the Waterhouse Securities office nearest you and requesting a New Account Application. There is no fee to open a Waterhouse Securities brokerage account.

Setting up your account for Automatic Sweep. By setting up your Waterhouse Securities brokerage account for automatic sweep, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Sweep Portfolio"). This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your Waterhouse Securities brokerage account that are available for payment or investment.

To set up your Waterhouse Securities brokerage account for automatic sweep, you should select one of the money market sweep portfolios in the appropriate section of the Waterhouse Securities New Account Application. If you already have a Waterhouse Securities brokerage account but it is not set up to automatically sweep free credit balances, simply call the Waterhouse Securities office handling your account. In most cases, an Account Officer will set up your account for automatic sweep while you are on the phone.

While you may purchase shares of any of the three Portfolios at any time, only one Portfolio may be designated as your Sweep Portfolio. The sweep feature is subject to the terms and conditions of your Waterhouse Securities brokerage account agreement.

Setting up your Waterhouse Investors Money Management Account. For those Waterhouse Securities customers who qualify, a Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Check Card. You should contact your Waterhouse Securities Account Officer for more details.

To set up your Waterhouse Investors Money Management Account, you should complete the appropriate section of the Waterhouse Securities New Account Application.

SIPC Coverage. Within your Waterhouse Securities brokerage account, you have access to other investments available at Waterhouse Securities such as stocks,

bonds, options and other mutual funds. The securities in your Waterhouse Securities brokerage account, including shares of the portfolios, are protected up to $50 million for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $49.5 million is provided by a private insurance carrier.

How To Buy Shares

You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

Automatic Sweep Purchases. Free credit balances in your Waterhouse Securities brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your Waterhouse Securities brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.

Direct Purchases. A Waterhouse Securities brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a Waterhouse Securities Account Officer. You may buy shares by mailing or bringing your check to any Waterhouse Securities office. Checks should be made payable to "Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. The check will be deposited to your Waterhouse Securities brokerage account. Waterhouse Securities allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

Price. Shares are purchased at the NAV next determined after an order is received by the Company. There is no sales charge to buy shares in the Portfolios.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchases by exchange.

How To Sell Shares

To sell shares of a Portfolio, simply call a Waterhouse Securities Account Officer. A redemption of your shares will be made at the NAV next determined after your redemption request is received in proper form by the Company. The proceeds of the sale of your Portfolio shares ordinarily will be credited to your brokerage account the same business day, but not later than seven calendar days after an order to sell shares is received. If Waterhouse Securities issues you a redemption check, it may be mailed to you, or you may pick it up in person at a Waterhouse

Securities office.

Automatic Sweep Redemptions. Shares of your Sweep Portfolio may be sold automatically to satisfy a debit balance in your Waterhouse Securities brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of any other Portfolio of the Company may be sold. In addition, shares will be sold to settle securities transactions in your Waterhouse Securities brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to Waterhouse Securities.

If you have a Waterhouse Investors Money Management Account and you withdraw cash from your Waterhouse Securities brokerage account by way of a check or ATM/VISA Check Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after Waterhouse Securities is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the Waterhouse Investors Money Management Agreement provided to each customer who opens a Waterhouse Investors Money Management Account. ATM cash withdrawals may be made through participating financial institutions. Although Waterhouse Securities does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

Your Retirement Account. To sell shares and receive payment in a Retirement Account, you should complete a Waterhouse Securities Distribution Form. These forms can be obtained by calling or visiting a Waterhouse Securities office.

Price. Shares are redeemed at the NAV next determined after a redemption request is received by the Company. There are no withdrawal penalties or redemption fees.

Clearance. If you are selling shares you bought within the last 10 calendar days, payment will be credited to your brokerage account upon clearance of the funds used to purchase shares, which may take up to 10 calendar days.

How To Exchange Portfolios

You may change your designated Sweep Portfolio to any other Portfolio at any time without charge. You may also exchange shares of one Portfolio for another Portfolio. To effect an exchange, call your Waterhouse Securities Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local Waterhouse Securities office. Your letter should reference your Waterhouse Securities brokerage account number, the Portfolio from which you are exchanging and the Portfolio into which you are exchanging. This letter should be signed by at least one registered account holder.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Shareholders who buy shares of a Portfolio by 4:00 p.m. (Eastern time) will begin to earn dividends that business day. Shareholders who buy shares of a Portfolio after 4:00 p.m. (Eastern time) will begin earning dividends the following business day. Shareholders will not earn dividends on the date of redemption for shares redeemed prior to 4:00 p.m. (Eastern time), but will earn dividends on such day for shares redeemed after 4:00 p.m. (Eastern time). Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the previous Business Day.

Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly. Shareholders may elect to receive any monthly dividend in cash by submitting a written election to Waterhouse Securities by the tenth day of the specific month to which the election to receive cash relates.

Telephone Transactions

As a customer of Waterhouse Securities, you will automatically have the privilege of purchasing, redeeming or exchanging your Portfolio shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption or exchange requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Company will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a Waterhouse Securities Account Officer if you question any activity in the account.

The Company reserves the right to refuse to honor requests made by telephone if the Company believes them not to be genuine. The Company also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption and exchange privileges may be difficult to implement. The Company reserves the right to terminate or modify this privilege at any time.

Small Accounts

There is currently no minimum requirement for initial and subsequent purchases of Portfolio shares. However, because currently only customers of Waterhouse Securities are eligible to purchase shares of the Portfolios, Portfolio shares are subject to automatic redemption should the Waterhouse Securities brokerage account in which they are held be closed or if Waterhouse Securities imposes certain requirements with respect to its brokerage accounts and eligibility for sweep arrangements, including requirements relating to minimum account balances. Any minimum balance requirement will not apply to Waterhouse Securities IRA accounts.

Shareholder Inquiries

Shareholder inquiries may be made by writing to the Portfolios or Waterhouse Securities at 100 Wall Street, New York, New York 10005, or by calling your Waterhouse Securities Account Officer.

OTHER INFORMATION

General Information About the Fund

The Company is registered under the Investment Company Act as an open-end diversified management investment company. The Company was organized under Maryland law on August 16, 1995 under the name Waterhouse Investors Cash Management Fund, Inc. and was renamed under its current name on December 18, 1997. The Company is authorized to issue 100 billion shares. Because the Company offers multiple Portfolios, it is known as a "series company." Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights (other than the exchange privileges described in this Prospectus and the SAI). The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval.

Unless otherwise required by the Investment Company Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for any purpose, including the removal of directors from office. Shareholders may remove a director by the affirmative vote of a majority of the outstanding shares of stock entitled to be cast for the election of directors. In addition, the Board of Directors will call meetings of shareholders for the purpose of electing directors if, at any time, less than a majority of the directors then holding office has been elected by shareholders. In addition, the Company will hold special meetings as required by or deemed desirable by the Board of Directors for other purposes, such as changing fundamental investment policies or approving an investment advisory agreement. Shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the Investment Company Act, such as for the election of directors, or as required by Maryland law.


Statements and Reports to Shareholders

The Company will not issue share certificates but will record your holdings in noncertificated form. Your Portfolio activity will be reflected in your Waterhouse Securities brokerage account statement. The Company will also provide you with annual audited and semi-annual unaudited financial statements. To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one Portfolio account. If you would like to receive copies of financial reports or historical account information, you may call your Waterhouse Securities Account Officer.

The Company may charge a fee for special services, such as providing historical account documents that are beyond the normal scope of its services.

Taxes

Money Market and U.S. Government Portfolios. Each of the Money Market Portfolio and the U.S. Government Portfolio intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") as a regulated investment company and, as such, will not be subject to federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code.

Dividends derived from interest and short-term capital gains are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Dividends paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. Dividends from these Portfolios do not qualify for the dividends received deduction allowable to certain U.S. corporate shareholders. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio. The Municipal Portfolio intends to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company and, as such, will not be liable for federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code. The Portfolio intends to declare and distribute tax-exempt interest dividends. Shareholders of the Municipal Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, as described below and in the SAI, exempt-interest dividends may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences. The Municipal Portfolio may purchase without limitation Municipal Securities, the interest on which constitutes an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains), are taxable to shareholders as ordinary income. Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income. Dividends representing taxable net investment income which are paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

To the extent that exempt-interest dividends are derived from certain "private activity bonds" (some of which were formerly referred to as "industrial development bonds") issued on or after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Municipal Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the SAI.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to one-half (85% if modified income exceeds a modified base amount) of their Social Security benefits. Modified income includes tax-exempt interest, including exempt-interest dividends from the Municipal Portfolio.

The tax exemption of dividends from the Municipal Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

All Portfolios. Dividends declared in December to shareholders of record and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Company may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.

Each Portfolio will be subject to a non-deductible 4% excise tax if it does not distribute sufficient amounts of taxable investment income and capital gains annually. Each Portfolio intends to distribute sufficient income to avoid the application of this excise tax. It is not anticipated that the Portfolios will realize long-term capital gains and therefore the Portfolios do not contemplate making distributions taxable to shareholders as long-term capital gain.

Each Portfolio is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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

APPENDIX

The following describes in greater detail the types of investments discussed elsewhere in the Prospectus:

Asset-Backed Securities. Each Portfolio, other than the Municipal Portfolio, may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered "Government Securities."

Certificates of Participation. The Municipal Portfolio may invest in Certificates of Participation. Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Investment Manager that for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Government Securities. Each Portfolio may invest in Government Securities. Government Securities consist of marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank.

Investments in Other Investment Companies. A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolios may not acquire collectively more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. It is currently anticipated that such investments will be made solely in other no-load money market funds.

Loans of Portfolio Securities. Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Municipal Lease Obligations. The Municipal Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to

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

acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. The Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Municipal Securities. The Municipal Portfolio will invest in municipal securities. Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. A security credit may be enhanced by a bank, insurance company, or other financial institution. The securities may carry fixed, variable, or floating interest rates. A Portfolio may own a Municipal security directly or through a participation interest. Industrial Development

Bonds are a type of municipal security that may be held by the Municipal Portfolio. These are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues.

Put Features. Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements, which are instruments under which a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. Such transactions may increase fluctuations in the market value of a Portfolio's assets and may be viewed as a form of leverage.

Rule 144A Securities. If otherwise consistent with its investment objectives and policies, each Portfolio, other than the Government Portfolio, may invest in Rule 144A Securities. Rule 144A Securities are securities which are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment

Manager, acting under guidelines
approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Section 4(2) Paper. The Money Market Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Money Market Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. The Portfolio's Investment Manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "All Portfolios" in this Prospectus. The Portfolio's Investment Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

Standby Commitments. The Municipal Portfolio may acquire Standby Commitments. Standby Commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Portfolio may acquire Standby Commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Municipal Portfolio may not transfer a Standby Commitment to a third party, although it could sell the underlying Municipal Security to a third party at any time. The Portfolio may purchase Standby Commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby Commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby Commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that Standby Commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities. Each of the Portfolios, except the Municipal

Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities
(CATS), Treasury Investment Growth Receipts (TIGRs), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Tender Option Bonds. The Municipal Portfolio may purchase Tender Option Bonds. Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Municipal Portfolio may buy Tender Option Bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting Tender Option Bonds for the Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations. Each Portfolio may invest in Variable Rate or Floating Rate Obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of Variable Rate Obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Obligations ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Obligations, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Obligations and Floating Rate Obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities. Each Portfolio may invest in when-issued and delayed delivery basis securities. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of such securities by the Municipal Portfolio may result in the realization of gains that are not exempt from federal income tax.

Zero Coupon Bonds. Each Portfolio may invest in Zero Coupon Bonds. Zero Coupon Bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because Zero Coupon Bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a Zero Coupon Bond's purchase price and its face value.

Future Developments. Each Portfolio may invest in securities and in other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.


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